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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):August 10, 2004

                           DVI Receivables XIX, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                    333-74901-03               54-2107799
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     (State or Other                 (Commission              (IRS Employer
Jurisdiction of Formation)           File Number)         Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On August 10, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XIX, L.L.C., the servicer report for the payment date August 12, 2004 attached hereto as Exhibit
99.1 (the "August Report").

USBPS has certified to the August Report. The August Report has not been approved by any third party, including the Trustee.

ITEM 7. Financial Statements and Exhibits

      (a)   Exhibits

            99.1  -     DVI Receivables XIX, L.L.C. 2003-1 Servicer Report for
                        the Payment Date August 12, 2004.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DVI Receivables XIX, L.L.C.,
                                          by its Managing Member,
                                          DVI Receivables Corp. VIII

                                          By: /s/ Andrew Stearns
                                              ---------------------------------
                                              Andrew Stearns
                                              Vice President

Dated August 20, 2004